SARS - CoV - 2 Vaccine Countermeasures August 20 21 NASDAQ : SRNE © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 1 Exhibit 99.1

2 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

HQ in San Diego, CA ~ 700 Employees worldwide ~100 Employees with PhDs & MDs >5 00,000 SF Research and cGMP Manufacturing Facilities 1 FDA Approved Drug ZTlido ® (lidocaine topical system)1.8% NASDAQ: SRNE 7 cGMP Manufacturing Sites (5 USA, 2 China) mAbs, Small Molecule, ADC, Plasmid DNA, Lymphatic Drug Delivery Device, Cell Therapies, Oncolytic Viruses, and Fill & Finish Multiple Products in Late - Stage Clinical Development for Pain Management, Immune - Oncology and COVID - 19 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 3

TARGETING THE EMERGING PANDEMIC STRAINS OF SARS - CoV - 2 4 As new pandemic strains emerge, Sorrento is developing vaccine solutions in response to these changes. • Thermostable Nucleic Acid - based Platforms • Needle - Free Lymphatic Delivery of mRNA - Encoded Spike Antigens Virus mutations identified in emerging strains o Messenger RNA © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

STI mRNA Vaccine: mRNAs Encode SARS-CoV-2 Variant Spike Proteins

sorrento Therapeutics



Spike Protein
Coronavirus
Viral membrane



mRNA
S1
S2
CAP
5' UTR
Spike
3' UTR
AAAAAAAA
TM*
Poly (A) tail
*TM: transmembrane domain

Spike protein:

- the main target for neutralizing antibodies
- binds to hACE2 to initiate infection



SARS-CoV-2 Variant of Concern Spike Proteins
S1
1
686
1273
RBD
S2 with hinge
Alpha
69 ΔHV
144 ΔY
501 N-Y
570 A-D
614 D-G
681 P-H
716 T-I
982 S-A
1118 D-H
Beta
18 L-F
80 D-A
215 D-G
242 ΔLAL
246 R-I
417 K-N
484 E-K
501 N-Y
614 D-G
701 A-V
Gamma
18 L-F
20 T-N
26 P-S
138 D-Y
190 R-S
417 K-T
484 E-K
501 N-Y
655 H-Y
1027 T-I
Delta
19 T-R
452 L-R
478 T-K
614 D-G
681 P-R
950 D-N

Daniel Wrapp et al. Science 2020:367:1260-1263

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

5

Sorrento COVID - 19 mRNA Vaccine Candidate Target Product Profile Room temperature Storage condition Immunogen Sorrento Washington Alpha Gamma Delta Administration Needle - free Lymphatic Drug Delivery (LDD) ( Sofusa ® MuVaxx Ρ ) © 2021 Sorrento Therapeutics, Inc. All Rights Reserved Intramuscular injection or Beta 6

Sorrento MultiValent mRNA Vaccine Production and Administration

sorrento Therapeutics


DNA
mRNA
Washington
Alpha
Beta
Gamma
Delta
IVT
LNP formulation
Intramuscular injection
Needle-Free Lymphatic Drug Delivery (LDD) (Sofusa® MuVaxx™)

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

7

Mode of Action of mRNA Coronavirus Vaccine

sorrento Therapeutics



CAP
5' UTR
Spike
3' UTR
—AAAAAAAA
LNP mRNA Formulation Enters Cell
B cell
Antigen Presenting Cell
CD8 T cell
CD4 T cell
B cell
BCR
Spike protein
Neutralizing Antibodies
Spike peptide
CD4+ T cell
TCR
CD4
MHC II
Spike peptide
CD8+ T cell
TCR
CD8
MHC I
Cell Mediated Immunity

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

8

Designer mRNA: Spike Protein Cleavage Site Mutation Increases the Surface Expression of mRNAs © 2021 Sorrento Therapeutics, Inc. All Rights Reserved Washington Alpha Beta Gamma Spike protein antibody Delta RBD S1/S2 cleavage site Mutation S1 S2 Wild - type mRNA Designer Mutant mRNA Cleavage Site mutation designed to allow for increased vaccine safety over use of wild - type mRNA Day 3 after transfection into HEK293T cells TM* *TM: transmembrane domain 9

Needle-Free Lymphatic Drug Delivery (LDD) (Sofusa® MuVaxx™) Generates Anti-SARS-CoV-2 Immune Responses at a 1 μg Dose Similar to Those Achieved Following Intramuscular Injection (IM) of 10 μg

sorrento
Therapeutics


Formulated mRNA Administered IM or by MuVaxx
Mouse Serum IgG Measured in SARS-CoV-2 Spike S1 ELISA
DAY 0
DAY 7
DAY 14


Anti-Spike S1 Antibody Response
Anti-S1 IgG (ng/mL)
10^6
10^5
10^4
10^3
10^2
Day 7
Day 14
Competitor IM (10μg)
STI IM (10μg)
STI IM (1μg)
STI LDD* (1μg)

*Needle-Free Lymphatic Drug Delivery (LDD) (Sofusa® MuVaxx™)

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved
10

* STI LNP and STI LNP Lyophilized are different formulations, Same mRNA, different compositions © 2021 Sorrento Therapeutics, Inc. All Rights Reserved In Vivo Comparabililty Study for Lyophilized Spike - mRNA - LNP (IM 1 m g) Day 7 Day 14 10 2 10 3 10 4 10 5 A n t i - S 1 I g G ( n g / m L ) STI LNP STI LNP-Lyophilized 11 mRNA Formulated Administered DAY 0 Measured Mouse Serum IgG IM in SARS - CoV - 2 Spike S1 ELISA DAY 7 DAY 14

Sorrento Needle - Free Delivery Technology Designed to Maximize Immunization Efficiency Lymphatic vessels Brachial LN (1) Iwasaki et al., “Adaptive Immunity”, BioRender.com, 2020 Lymph nodes are the primary organs for generating adaptive immune responses as dendritic cells activate T and B cells. Thus, del ivering therapeutics directly toward lymph nodes (versus most common method of delivery into muscle tissue or blood) presents an opportunity to potentially im prove current vaccines. Lymph Nodes provide specialized microenvironment in order to orchestrate immune responses © 2021 Sorrento Therapeutics, Inc. All Rights Reserved Sofusa ® MuVaxx TM 12

Sorrento cGMP mRNA Manufacturing for Clinical Trials and Commercialization • 7 cGMP Manufacturing Sites (5 USA, 2 China) • Unique process utilizing automation to ensure consistent repeatability, quality control and on - demand manufacturing © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 13

Sorrento mRNA Vaccine Solutions • Sofusa ® MuVaxx Ρ platform is designed to improve immune responses following COVID vaccines vs. subcutaneous and intradermal injections. • Established micro - fabrication and large - scale DNA and mRNA GMP manufacturing in place to supply COVID - 19 vaccine campaigns © 2021 Sorrento Therapeutics, Inc. All Rights Reserved • Potential for hundreds of millions of vaccine doses to be delivered to underserved populations without the need for frozen temperature storage and transportation • Sorrento has developed an innovative SARS - CoV - 2 vaccine strategy to address the current global public health demand 14